UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 24, 2021
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Barclays Bank PLC Master Repurchase Agreement Renewal
On September 24, 2021, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc., as Seller, and Barclays Bank, PLC, as Buyer, entered into (a) Amendment No. 1 to Master Repurchase Agreement and (b) Amendment No. 1 to Pricing Side Letter for the Master Repurchase Agreement (the "Barclays Amendments"), which extended the expiration date of the existing Master Repurchase Agreement dated as of September 25, 2020, by and between Barclays Bank PLC, as Buyer, and the Company (the "Barclays Master Repurchase Agreement") from September 24, 2021 to September 22, 2023 and effectuated certain other technical changes to the Barclays Master Repurchase Agreement.

The foregoing description of the Barclays Master Repurchase Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment No. 1 to the Barclays Master Repurchase Agreement, a copy of which will be filed with the next quarterly report on Form 10-Q of Rocket Companies, Inc.

Citibank, N.A. Master Repurchase Agreement Renewal
On September 24, 2021, the Company, as Seller, and Citibank, N.A, as Buyer, entered into (a) Amendment Number Two to Master Repurchase Agreement and (b) Amendment Number Four to Pricing Side Letter for the Master Repurchase Agreement (the "Citibank Amendments"), which extended the expiration date of the existing Master Repurchase Agreement, as amended, dated as of September 4, 2019, by and between Citibank, N.A., as Buyer, and the Company (the "Citibank Master Repurchase Agreement") from September 5, 2022 to September 22, 2023 and effectuated certain other technical changes to the Citibank Master Repurchase Agreement.

The foregoing description of the Citibank Master Repurchase Agreement, as amended, does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Amendment Number Two to the Citibank Master Repurchase Agreement, a copy of which will be filed with the next quarterly report on Form 10-Q of Rocket Companies, Inc.

Following the execution of the Barclays Amendments and the Citibank Amendments, as of September 24, 2021, the total funding capacity of the Company, including pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, remains unchanged at $33.9 billion. This figure compares with $29.40 billion and $19.13 billion as of December 31, 2020 and December 31, 2019, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2021

ROCKET COMPANIES, INC.

By:	/s/ Julie Booth
Name:	Julie Booth
Title:	Chief Financial Officer and Treasurer